UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 7, 2014

Education Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32417	20-1352180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 South Shady Grove Road, Suite 600 Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

901-259-2500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Education Realty Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership”), is disclosing certain financial and related information. Education Realty Trust, Inc. is the sole owner of Education Realty OP GP, Inc., a Delaware corporation and the sole general partner of the Operating Partnership. The consolidated financial statements and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations are filed as exhibits to this report and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Consolidated Financial Statements of Education Realty Operating Partnership, L.P. as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013
99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013
99.3
Condensed Consolidated Financial Statements of Education Realty Operating Partnership, L.P. as of September 30, 2014 and December 31, 2013, and for the nine month periods ended September 30, 2014 and 2013

99.4	Management's Discussion and Analysis of Financial Condition and Results of Operations as of September 30, 2014 and December 31, 2013, and for the nine month periods ended September 30, 2014 and 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION REALTY TRUST, INC.

Date: November 7, 2014	By:	/s/ Edwin B. Brewer, Jr.
Edwin B. Brewer, Jr. Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Consolidated Financial Statements of Education Realty Operating Partnership, L.P. as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013
99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations as of December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013
99.3
Condensed Consolidated Financial Statements of Education Realty Operating Partnership, L.P. as of September 30, 2014 and December 31, 2013, and for the nine month periods ended September 30, 2014 and 2013

99.4	Management's Discussion and Analysis of Financial Condition and Results of Operations as of September 30, 2014 and December 31, 2013, and for the nine month periods ended September 30, 2014 and 2013